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                                                                    Exhibit 32.2

                    PRINCIPAL FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Vita Food Products, Inc. (the "Company"), on Form 10-Q for the fiscal quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2004                             /s/ Clifford K. Bolen
                                              -----------------------------
                                                    Clifford K. Bolen,
                                                 Senior Vice President;
                                                 Chief Financial Officer
                                              (Principal Financial Officer)

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